Prospectus Supplement

August 1, 2016

for

The Guardian Variable Account 1

The Guardian Variable Account 2

The Guardian Value Line Separate Account

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectuses for The Guardian Variable Account 1, The Guardian Variable Account 2 and The Guardian Value Line Separate Account.

Effective as of close of business July 29, 2016, Victory Capital Management Inc. (“Victory Capital”) acquired RS Investment Management Co. LLC, the investment adviser to the RS Funds. Pursuant to approval by shareholders of the RS Large Cap Alpha Fund and the Boards of the RS Large Cap Alpha Fund and the Victory RS Large Cap Alpha Fund, the RS Large Cap Alpha Fund was reorganized into the newly formed the Victory RS Large Cap Alpha Fund within the Victory Capital family of funds.

The information regarding the allocation options is amended to reflect that the RS Large Cap Alpha Fund has been reorganized into the newly-formed Victory RS Large Cap Alpha Fund. The RS Large Cap Alpha Fund is no longer available as investment option under your contract and has been replaced with the following:

Fund Name	Investment Objectives	Typical Investments	Investment Advisor and Principal Business Address	Subadvisor and Principal Business Address
Victory RS Large Cap Alpha Fund (formerly the RS Large Cap Alpha Fund)	Long-term capital appreciation.	Normally invests at least 80% of its net assets in companies considered by the Fund’s investment management team to be (at the time of purchase) large-capitalization companies. For purposes of this investment strategy, a company is considered to be large-capitalization if its market capitalization is at least $5 billion.	Victory Capital Management Inc. 4900 Tiedeman Road 4th Floor Brooklyn, Ohio 44144

Except as set forth herein, all other provisions of the prospectuses noted above, as heretofore supplemented, shall remain unchanged.

This prospectus supplement must be preceded or accompanied by the most recent prospectus for the applicable product and should be retained with the Prospectus for future reference.